EXHIBIT 99.1

Lakeland Bancorp Reports 11% Increase in Fourth Quarter EPS and Record Full Year Results

OAK RIDGE, N.J., Jan. 24, 2013 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following results:

  Net Income Available to Common Shareholders in the fourth quarter of 2012 was $5.8 million, up 21% from $4.8 million for the fourth quarter of 2011. Earnings per diluted share in the fourth quarter of 2012, was $0.20 per share, an 11% increase from $0.18 per diluted share for the same period in 2011. Net Income Available to Common Shareholders for the year ended December 31, 2012 was $21.1 million, a 19% increase from the $17.7 million for 2011, while earnings per diluted share was $0.76 per share, a 15% increase from $0.66 per diluted share for 2011.

  The Company reported strong growth in both loans and non-interest bearing demand deposits in the fourth quarter of 2012. Loans totaling $2.15 billion at year-end 2012 increased by $82.3 million, or 4%, from September 30, 2012, while non-interest bearing demand deposits at $498.1 million increased by $12.8 million in the fourth quarter of 2012, and by $48.5 million, or 11%, in 2012.

  Asset quality improved in 2012, as non-performing assets, which totaled $28.5 million at December 31, 2012, were 43% lower than the $50.2 million reported at year-end 2011. The Allowance for Loan and Lease Losses at year end 2012 was 103% of non-performing loans, compared to 58% at year-end 2011.

  The Net Interest Margin for the fourth quarter of 2012 was 3.67%, as compared to 3.66% in the third quarter of 2012. The yield on interest-earning assets at 4.14% in the fourth quarter of 2012 was eleven basis points lower than 4.25% in the previous quarter, while the cost of interest-bearing liabilities at 0.59% decreased by 15 basis points from 0.74% in the third quarter, primarily as a result of reduced borrowing costs. In the fourth quarter, the Company sold securities resulting in a gain of $776,000, and repaid $10.0 million in long-term debt at a rate of 3.93%, incurring a prepayment fee of $782,000. Additionally, a $25 million Trust Preferred issuance, with a coupon rate of 7.535%, was repaid in the fourth quarter of 2012, using the proceeds from the Company's earlier capital raise in the third quarter of 2012.

  The Company declared a quarterly cash dividend of $0.07 per common share, payable on February 15, 2013 to holders of record as of the close of business on January 31, 2013.

Thomas J. Shara, Lakeland Bancorp's President and CEO, said, "We are pleased to report record earnings for the full year 2012 despite a continuing weak economy, and a low interest rate environment. Asset quality improved as non-performing assets decreased by 43% from year-end 2011. In addition, tangible book value per common share increased 13%."

Earnings

Net Interest Income

Net interest income for the fourth quarter of 2012 was $24.2 million, which was equivalent to the same period in 2011. Net Interest Margin for the fourth quarter of 2012 was 3.67%, compared to 3.66% in the third quarter of 2012, and 3.73% reported in the fourth quarter of 2011. The yield on interest-earning assets declined 32 basis points to 4.14% in the fourth quarter of 2012 compared to 4.46% for the same period of 2011, while the cost of interest-bearing liabilities decreased 31 basis points from 0.90% in the fourth quarter of 2011 to 0.59% in the fourth quarter of 2012.

For 2012, net interest income totaled $95.5 million compared to $97.4 million reported for 2011. Net Interest Margin for 2012 at 3.70% compared to 3.85% for 2011. The Company's yield on earning assets decreased 34 basis points from 4.63% for the year ended December 31, 2011, to 4.29% for 2012. The Company's cost of interest bearing liabilities decreased 22 basis points from 0.96% for 2011 to 0.74% in 2012.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.7 million for the fourth quarter of 2012, as compared to $4.1 million for the fourth quarter of 2011. Gains on investment securities totaled $776,000 for the fourth quarter of 2012 as compared to no gains for the same period of 2011. Service charges on deposit accounts totaling $2.6 million were equivalent to the total for the fourth quarter of 2011, while commissions and fees at $1.1 million increased by $174,000 from the fourth quarter of 2011, primarily due to increased loan fees as well as a 24% increase in investment services income. Other income at $600,000 increased by $541,000, including $275,000 in net gains on the sales of properties in the fourth quarter of 2012.

Noninterest income, exclusive of gains on sales of investment securities, totaled $17.9 million for the year ended December 31, 2012 compared to $16.9 million for 2011. Gains on investment securities totaled $1.0 million for 2012 as compared to $1.2 million in 2011. Service charges on deposit accounts at $10.5 million increased by 2%, while commissions and fees at $4.5 million increased by $788,000 or 21% primarily due to increased loan fees. Gains on leasing related assets at $475,000 decreased by $499,000 in 2012 primarily due to the reduction in the size of the leasing portfolio, while other income at $1.0 million was $516,000 higher in 2012, partially due to the aforementioned net gains on sales of properties.

Noninterest Expense

Noninterest expense for the fourth quarter of 2012, excluding a $782,000 prepayment fee on the repayment of long-term debt, was $17.2 million, as compared to $16.4 million for the fourth quarter of 2011, an increase of $825,000. Salaries and benefit expenses at $10.0 million increased by 11%, in the fourth quarter of 2012, resulting from adjustments made to the discount rate on benefit plans to reflect the current interest rate environment, as well as normal salary and benefit increases. Net occupancy and furniture and equipment expense at $3.3 million increased by $437,000, or 15%, as the Company opened a new training and operations center, as well as a new branch office.

Noninterest expense for the full year ended December 31, 2012 was $67.7 million, compared to $68.2 million for 2011. Prepayment fees on the repayment of long-term debt were $782,000 and $800,000, respectively, in 2012 and 2011. Excluding the prepayment fees in both years, noninterest expense in 2012 was $66.9 million, compared to $67.4 million in 2011, a decrease of $460,000. Marketing expense at $2.0 million decreased 16%, primarily due to the elimination of several marketing programs in 2012, while FDIC insurance expense at $2.2 million decreased by $627,000, or 22%, resulting from a change in FDIC assessment rate methodology. Core deposit intangibles were fully amortized in 2011, which resulted in a $577,000 reduction in expenses in 2012, while expenses on other real estate owned and other repossessed assets declined $681,000 as compared to 2011.

Financial Condition

At December 31, 2012, total assets were $2.92 billion, an increase of $92.8 million from December 31, 2011. Total loans were $2.15 billion at year-end 2012, an increase of $105.9 million, primarily due to an increase in commercial loans of $85.5 million in 2012. Total deposits were $2.37 billion, an increase of $121.3 million from year-end 2011. Non-interest bearing demand deposits totaling $498.1 million increased by $48.5 million, or 11%. Core deposits at $2.07 billion at year-end 2012 increased by $177.1 million, and represented 87% of total deposits at December 31, 2012.

Asset Quality

At December 31, 2012, non-performing assets totaled $28.5 million (0.98% of total assets) compared to $50.2 million (1.78% of total assets) at December 31, 2011. The Allowance for Loan and Lease Losses totaled $28.9 million at December 31, 2012 and represented 1.35% of total loans and 103% of non-performing loans.  In the fourth quarter of 2012, the Company had net charge-offs totaling $2.9 million and for the full year ended December 31, 2012, had net charge-offs of $14.4 million (0.69% of average loans), as compared to $17.7 million (0.89% of average loans) for the same period last year.

Capital

At December 31, 2012, stockholders' equity was $280.9 million and book value per common share was $9.45. As of December 31, 2012, the Company's leverage ratio was 8.62%. Tier I and total risk based capital ratios were 11.52% and 12.77%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.9 billion and forty-six (46) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey, offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,

	2012	2011	2012	2011
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,164	$ 24,057	$ 95,513	$ 97,413
Provision for Loan and Lease Losses	(3,124)	(4,425)	(14,907)	(18,816)
Noninterest Income (excluding investment securities gains/losses)	4,661	4,082	17,856	16,888
Gains on investment securities	776	--	1,049	1,229
Long-term debt prepayment fee	(782)	--	(782)	(800)
Noninterest Expense	(17,178)	(16,353)	(66,891)	(67,351)
Pretax Income	8,517	7,361	31,838	28,563
Tax Expense	(2,688)	(2,245)	(10,096)	(8,712)
Net Income	$ 5,829	$ 5,116	$ 21,742	$ 19,851
Dividends on Preferred Stock and Discount Accretion	--	(294)	(620)	(2,167)
Net Income Available to Common Stockholders	$ 5,829	$ 4,822	$ 21,122	$ 17,684

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.76	$ 0.66
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.76	$ 0.66
Dividends per Common Share (1)	$ 0.07	$ 0.057	$ 0.25	$ 0.23
Weighted Average Shares - Basic (1)	29,467	26,629	27,619	26,572
Weighted Average Shares - Diluted (1)	29,566	26,688	27,692	26,681

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.81%	0.72%	0.77%	0.71%
Annualized Return on Average Common Equity	8.30%	8.50%	8.48%	8.53%
Annualized Return on Average Tangible Common Equity (3)	12.06%	13.39%	12.85%	13.65%
Annualized Return on Interest Earning Assets	4.14%	4.46%	4.29%	4.63%
Annualized Cost of Interest Bearing Liabilities	0.59%	0.90%	0.74%	0.96%
Annualized Net Interest Spread	3.55%	3.56%	3.55%	3.67%
Annualized Net Interest Margin	3.67%	3.73%	3.70%	3.85%
Efficiency ratio (3)	59.49%	57.67%	58.33%	56.87%
Stockholders' equity to total assets			9.62%	9.19%
Book value per common share (1) (2)			$ 9.45	$ 8.99
Tangible book value per common share (1) (2) (3)			$ 6.52	$ 5.75
Tangible common equity to tangible assets (2) (3)			6.84%	5.63%

ASSET QUALITY RATIOS			12/31/2012	12/31/2011
Ratio of allowance for loan and lease losses to total loans			1.35%	1.39%
Non-performing loans to total loans			1.30%	2.40%
Non-performing assets to total assets			0.98%	1.78%
Annualized net charge-offs to average loans			0.69%	0.89%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2012	12/31/2011
Loans and Leases			$ 2,147,207	$ 2,041,326
Allowance for Loan and Lease Losses			(28,931)	(28,416)
Investment Securities			496,017	543,644
Total Assets			2,918,703	2,825,950
Total Deposits			2,370,997	2,249,653
Short-Term Borrowings			117,289	72,131
Other Borrowings			136,548	232,322
Stockholders' Equity			280,867	259,783

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Year Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Loans and Leases, net	$ 2,103,204	$ 2,024,559	$ 2,073,562	$ 1,997,652
Investment Securities	499,455	530,171	506,042	530,850
Interest-Earning Assets	2,642,185	2,585,062	2,609,977	2,560,441
Total Assets	2,876,470	2,809,452	2,832,941	2,782,829
Non Interest-Bearing Demand Deposits	497,906	452,638	474,579	422,568
Savings Deposits	350,557	332,258	347,766	330,646
Interest-Bearing Transaction Accounts	1,236,294	1,128,338	1,171,318	1,088,678
Time Deposits	309,724	380,443	329,355	400,442
Total Deposits	2,394,481	2,293,677	2,323,018	2,242,334
Short-Term Borrowings	48,441	54,056	59,641	59,240
Other Borrowings	139,996	190,826	178,174	213,504
Total Interest-Bearing Liabilities	2,085,011	2,085,921	2,086,253	2,092,510
Stockholders' Equity	279,422	257,166	258,283	254,975
Common Stockholders' Equity	279,422	238,713	256,364	232,711

(1) Adjusted for 5% stock dividend paid on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$24,854	$25,801	$100,513	$104,585
Federal funds sold and interest bearing deposits with banks	22	12	51	51
Taxable investment securities and other	1,906	2,434	8,574	10,882
Tax exempt investment securities	450	500	1,821	2,006
TOTAL INTEREST INCOME	27,232	28,747	110,959	117,524
INTEREST EXPENSE
Deposits	1,923	2,568	8,344	10,878
Federal funds purchased and securities sold under agreements to repurchase	11	15	79	88
Other borrowings	1,134	2,107	7,023	9,145
TOTAL INTEREST EXPENSE	3,068	4,690	15,446	20,111
NET INTEREST INCOME	24,164	24,057	95,513	97,413
Provision for loan and lease losses	3,124	4,425	14,907	18,816
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	21,040	19,632	80,606	78,597
NONINTEREST INCOME
Service charges on deposit accounts	2,590	2,590	10,504	10,262
Commissions and fees	1,090	916	4,491	3,703
Gains on sales of investment securities	776	--	1,049	1,229
Income on bank owned life insurance	309	353	1,344	1,423
Gain on leasing related assets	72	164	475	974
Other income	600	59	1,042	526
TOTAL NONINTEREST INCOME	5,437	4,082	18,905	18,117
NONINTEREST EXPENSE
Salaries and employee benefits	10,008	9,035	38,586	36,500
Net occupancy expense	1,958	1,680	7,089	6,885
Furniture and equipment	1,324	1,165	4,751	4,726
Stationery, supplies and postage	336	338	1,415	1,396
Marketing expense	388	563	2,034	2,409
Amortization of core deposit intangibles	--	--	--	577
FDIC insurance expense	543	612	2,163	2,790
Collection expense	(15)	148	216	343
Legal expense	356	529	1,236	1,692
Expenses on other real estate owned and other repossessed assets	10	(28)	99	780
Long-term debt prepayment fee	782	--	782	800
Other expenses	2,270	2,311	9,302	9,253
TOTAL NONINTEREST EXPENSE	17,960	16,353	67,673	68,151
INCOME BEFORE PROVISION FOR INCOME TAXES	8,517	7,361	31,838	28,563
Provision for income taxes	2,688	2,245	10,096	8,712
NET INCOME	$5,829	$5,116	$21,742	$19,851
Dividends on Preferred Stock and Discount Accretion	--	294	620	2,167
Net Income Available to Common Stockholders	$5,829	$4,822	$21,122	$17,684
EARNINGS PER COMMON SHARE
Basic	$0.20	$0.18	$0.76	$0.66
Diluted	$0.20	$0.18	$0.76	$0.66
DIVIDENDS PER COMMON SHARE	$0.07	$0.057	$0.25	$0.23

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
ASSETS	2012	2011
(dollars in thousands)	(unaudited)
Cash and due from banks	$100,926	$60,688
Federal funds sold and interest-bearing deposits due from banks	6,619	11,870
Total cash and cash equivalents	107,545	72,558

Investment securities available for sale, at fair value	393,710	463,611
Investment securities held to maturity; fair value of $99,784 in 2012 and $74,274 in 2011	96,925	71,700
Federal Home Loan Bank Stock, at cost	5,382	8,333
Loans:
Commercial, secured by real estate	1,171,409	1,092,120
Commercial, industrial and other	216,129	209,915
Leases	26,781	28,879
Residential mortgages	423,262	406,222
Consumer and home equity	309,626	304,190
Total loans	2,147,207	2,041,326
Deferred cost	(364)	249
Allowance for loan and lease losses	(28,931)	(28,416)
Net loans	2,117,912	2,013,159
Premises and equipment, net	33,280	27,917
Accrued interest receivable	7,643	8,369
Goodwill	87,111	87,111
Bank owned life insurance	46,143	44,760
Other assets	23,052	28,432
TOTAL ASSETS	$2,918,703	$2,825,950

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$498,066	$449,560
Savings and interest-bearing transaction accounts	1,569,139	1,440,541
Time deposits under $100,000	188,278	211,797
Time deposits $100,000 and over	115,514	147,755
Total deposits	2,370,997	2,249,653
Federal funds purchased and securities sold under agreements to repurchase	117,289	72,131
Other borrowings	85,000	155,000
Subordinated debentures	51,548	77,322
Other liabilities	13,002	12,061
TOTAL LIABILITIES	2,637,836	2,566,167

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 0 shares at December 31, 2012 and 19,000 shares at December 31, 2011	--	18,480
Common stock, no par value; authorized 40,000,000 shares; issued 29,941,967 shares at December 31, 2012 and 27,275,480 shares at December 31, 2011	303,794	270,044
Accumulated Deficit	(24,145)	(26,061)
Treasury shares, at cost, 216,077 shares at December 31, 2012 and 439,340 shares at December 31, 2011	(2,718)	(5,551)
Accumulated other comprehensive gain	3,936	2,871
TOTAL STOCKHOLDERS' EQUITY	280,867	259,783
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,918,703	$2,825,950

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share data)	2012	2012	2012	2012	2011
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,164	$ 23,655	$ 23,748	$ 23,946	$ 24,057
Provision for Loan and Lease Losses	(3,124)	(3,350)	(3,877)	(4,556)	(4,425)
Noninterest Income (excluding investment securities gains)	4,661	4,640	4,530	4,025	4,082
Gains on investment securities	776	--	241	32	--
Long-term debt prepayment fee	(782)	--	--	--	--
Noninterest Expense, excluding long-term debt prepayment fee	(17,178)	(16,968)	(16,470)	(16,275)	(16,353)
Pretax Income	8,517	7,977	8,172	7,172	7,361
Tax Expense	(2,688)	(2,488)	(2,719)	(2,201)	(2,245)
Net Income	$ 5,829	$ 5,489	$ 5,453	$ 4,971	$ 5,116
Dividends on Preferred Stock and Discount Accretion	--	--	--	(620)	(294)
Net Income Available to Common Stockholders	$ 5,829	$ 5,489	$ 5,453	$ 4,351	$ 4,822

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.20	$ 0.20	$ 0.16	$ 0.18
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.20	$ 0.20	$ 0.16	$ 0.18
Dividends per Common Share (1)	$ 0.070	$ 0.060	$ 0.060	$ 0.057	$ 0.057
Weighted Average Shares - Basic (1)	29,467	27,550	26,737	26,700	26,629
Weighted Average Shares - Diluted (1)	29,566	27,642	26,800	26,747	26,688

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.81%	0.77%	0.78%	0.71%	0.72%
Annualized Return on Average Common Equity	8.30%	8.48%	8.94%	8.23%	8.50%
Annualized Return on Tangible Common Equity (3)	12.06%	12.81%	13.87%	12.83%	13.39%
Annualized Net Interest Margin	3.67%	3.66%	3.70%	3.76%	3.73%
Efficiency ratio (3)	59.49%	58.91%	57.18%	57.71%	57.67%
Stockholders' equity to total assets	9.62%	9.71%	8.65%	8.48%	9.19%
Common stockholders' equity to total assets	9.62%	9.71%	8.65%	8.48%	8.54%
Tangible common equity to tangible assets (3)	6.84%	6.87%	5.78%	5.60%	5.63%
Tier 1 risk-based ratio	11.52%	12.24%	10.21%	9.92%	11.23%
Total risk-based ratio	12.77%	14.14%	12.59%	12.37%	13.39%
Tier 1 leverage ratio	8.62%	9.05%	7.62%	7.46%	8.33%
Book value per common share (1) (2)	$ 9.45	$ 9.35	$ 9.15	$ 8.97	$ 8.99
Tangible book value per common share (1) (2) (3)	$ 6.52	$ 6.41	$ 5.92	$ 5.74	$ 5.75

(1) Adjusted for 5% stock dividend paid on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2012	2012	2012	2012	2011
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,147,207	$ 2,064,913	$ 2,088,695	$ 2,073,527	$ 2,041,326
Allowance for Loan and Lease Losses	(28,931)	(28,669)	(28,543)	(28,700)	(28,416)
Investment Securities	496,017	521,294	516,432	522,761	543,644
Total Assets	2,918,703	2,859,647	2,853,202	2,852,347	2,825,950
Total Deposits	2,370,997	2,341,108	2,277,400	2,288,128	2,249,653
Short-Term Borrowings	117,289	54,581	92,958	96,453	72,131
Other Borrowings	136,548	172,322	222,322	212,322	232,323
Stockholders' Equity	280,867	277,544	246,941	241,955	259,783

Loans and Leases
Commercial real estate	$ 1,171,409	$ 1,107,907	$ 1,116,726	$ 1,114,042	$ 1,092,120
Commercial, industrial and other	216,129	201,308	216,406	219,270	209,915
Leases	26,781	26,548	25,603	26,214	28,879
Residential mortgages	423,262	419,685	421,338	412,027	406,222
Consumer and Home Equity	309,626	309,465	308,622	301,974	304,190
Total loans	$ 2,147,207	$ 2,064,913	$ 2,088,695	$ 2,073,527	$ 2,041,326

Deposits
Noninterest bearing	$ 498,066	$ 485,256	$ 474,233	$ 476,349	$ 449,560
Savings and interest-bearing transaction accounts	1,569,139	1,535,422	1,476,127	1,473,051	1,440,541
Time deposits under $100,000	188,278	196,939	201,817	206,766	211,797
Time deposits $100,000 and over	115,514	123,491	125,223	131,962	147,755
Total deposits	$ 2,370,997	$ 2,341,108	$ 2,277,400	$ 2,288,128	$ 2,249,653

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,103,204	$ 2,062,928	$ 2,077,813	$ 2,050,093	$ 2,024,559
Investment Securities	499,455	501,862	502,931	520,039	530,171
Interest-Earning Assets	2,642,185	2,598,061	2,605,294	2,592,654	2,585,062
Total Assets	2,876,470	2,827,885	2,820,789	2,806,197	2,809,452
Non Interest-Bearing Demand Deposits	497,906	477,311	473,853	448,893	452,638
Savings Deposits	350,557	350,135	352,095	338,221	332,258
Interest-Bearing Transaction Accounts	1,236,294	1,169,953	1,141,263	1,137,069	1,128,338
Time Deposits	309,724	324,355	332,669	350,937	380,443
Total Deposits	2,394,481	2,321,754	2,299,880	2,275,120	2,293,677
Short-Term Borrowings	48,441	50,180	71,558	68,612	54,056
Other Borrowings	139,996	184,023	190,478	198,553	190,826
Total Interest-Bearing Liabilities	2,085,011	2,078,647	2,088,062	2,093,392	2,085,921
Stockholders' Equity	279,422	257,557	245,253	250,676	257,164
Common Stockholders' Equity	279,422	257,557	245,253	242,957	238,713

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2012	2012	2012	2012	2011
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.70%	4.81%	4.89%	4.99%	5.06%
Taxable investment securities and other	1.78%	1.96%	2.03%	2.09%	2.12%
Tax-exempt securities	3.86%	3.84%	4.09%	4.14%	4.28%
Federal funds sold and interest-bearing cash accounts	0.22%	0.20%	0.10%	0.11%	0.16%
Total interest-earning assets	4.14%	4.25%	4.35%	4.43%	4.46%
Liabilities:
Savings accounts	0.10%	0.10%	0.11%	0.11%	0.11%
Interest-bearing transaction accounts	0.36%	0.40%	0.44%	0.45%	0.51%
Time deposits	0.91%	0.94%	0.97%	1.02%	1.07%
Borrowings	2.43%	3.10%	3.13%	3.13%	3.47%
Total interest-bearing liabilities	0.59%	0.74%	0.81%	0.83%	0.90%
Net interest spread (taxable equivalent basis)	3.55%	3.51%	3.54%	3.60%	3.56%
Annualized Net Interest Margin (taxable equivalent basis)	3.67%	3.66%	3.70%	3.76%	3.73%
Annualized Cost of Deposits	0.32%	0.35%	0.37%	0.40%	0.44%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 28,669	$ 28,543	$ 28,700	$ 28,416	$ 28,024
Provision for loan losses	3,124	3,350	3,877	4,556	4,425
Net Charge-offs	(2,862)	(3,224)	(4,034)	(4,272)	(4,033)
Balance at end of period	$ 28,931	$ 28,669	$ 28,543	$ 28,700	$ 28,416

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,945	$ 1,420	$ 2,938	$ 3,550	$ 1,367
Commercial, industrial and other	35	258	258	(30)	(201)
Leases	264	291	150	(210)	358
Home equity and consumer	289	334	528	617	1,355
Real estate - mortgage	329	921	160	345	1,154
Net charge-offs	$ 2,862	$ 3,224	$ 4,034	$ 4,272	$ 4,033

Nonperforming Assets
Commercial real estate	$ 14,542	$ 14,211	$ 18,843	$ 23,119	$ 28,971
Commercial, industrial and other	1,476	1,533	1,650	5,611	4,608
Leases	32	294	536	621	575
Home equity and consumer	3,197	3,104	2,818	2,725	3,252
Real estate - mortgage	8,733	9,235	10,197	9,943	11,610
Total non-accruing loans	27,980	28,377	34,044	42,019	49,016
Property acquired through foreclosure or repossession	529	775	1,250	1,314	1,182
Total non-performing assets	$ 28,509	$ 29,152	$ 35,294	$ 43,333	$ 50,198

Loans past due 90 days or more	$ 1,437	$ 1,828	$ 1,566	$ 2,343	$ 1,367
Loans restructured and still accruing	$ 7,336	$ 10,937	$ 10,776	$ 8,744	$ 8,856

Ratio of allowance for loan and lease losses to total loans	1.35%	1.39%	1.37%	1.38%	1.39%
Non-performing loans to total loans	1.30%	1.37%	1.63%	2.03%	2.40%
Non-performing assets to total assets	0.98%	1.02%	1.24%	1.52%	1.78%
Annualized net charge-offs to average loans	0.54%	0.63%	0.78%	0.83%	0.80%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share amounts)	2012	2012	2012	2012	2011
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 280,867	$ 277,544	$ 246,941	$ 241,955	$ 241,303
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 193,756	$ 190,433	$ 159,830	$ 154,844	$ 154,192

Shares outstanding at end of period (1)	29,726	29,691	26,993	26,963	26,836

Book value per share - GAAP (1)	$ 9.45	$ 9.35	$ 9.15	$ 8.97	$ 8.99

Tangible book value per share - Non-GAAP (1)	$ 6.52	$ 6.41	$ 5.92	$ 5.74	$ 5.75

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 193,756	$ 190,433	$ 159,830	$ 154,844	$ 154,192

Total assets at end of period	$ 2,918,703	$ 2,859,647	$ 2,853,202	$ 2,852,347	$ 2,825,950
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	--
Total tangible assets at end of period - Non-GAAP	$ 2,831,592	$ 2,772,536	$ 2,766,091	$ 2,765,236	$ 2,738,839

Common equity to assets - GAAP	9.62%	9.71%	8.65%	8.48%	8.54%

Tangible common equity to tangible assets - Non-GAAP	6.84%	6.87%	5.78%	5.60%	5.63%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,829	$ 5,489	$ 5,453	$ 4,971	$ 5,116

Total average common stockholders' equity	279,422	257,557	245,253	242,957	238,713
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	--	--	--	--	--
Total average tangible common stockholders' equity - Non - GAAP	$ 192,311	$ 170,446	$ 158,142	$ 155,846	$ 151,602

Return on average common stockholders' equity - GAAP	8.30%	8.48%	8.94%	8.23%	8.50%

Return on average tangible common stockholders' equity - Non-GAAP	12.06%	12.81%	13.87%	12.83%	13.39%

Calculation of efficiency ratio
Total non-interest expense	$ 17,960	$ 16,968	$ 16,470	$ 16,275	$ 16,353
Less:
Amortization of core deposit intangibles	--	--	--	--	--
Other real estate owned and other repossessed asset (expense) income	(10)	(13)	(38)	(38)	28
Long-term debt prepayment fee	(782)	--	--	--	--
Provision for unfunded lending commitments, net	124	(150)	(122)	56	3
Non-interest expense, as adjusted	$ 17,292	$ 16,805	$ 16,310	$ 16,293	$ 16,384

Net interest income	$ 24,164	$ 23,655	$ 23,748	$ 23,946	$ 24,057
Noninterest income	5,437	4,640	4,771	4,057	4,082
Total revenue	29,601	28,295	28,519	28,003	28,139
Plus: Tax-equivalent adjustment on municipal securities	242	230	244	264	269
Less: (gains) on investment securities	(776)	--	(241)	(32)	--
Total revenue, as adjusted	$ 29,067	$ 28,525	$ 28,522	$ 28,235	$ 28,408

Efficiency ratio - Non-GAAP	59.49%	58.91%	57.18%	57.71%	57.67%

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Year Ended,
	December 31	December 31
(dollars in thousands, except per share amounts)	2012	2011
Calculation of return on average tangible common equity
Net income - GAAP	$ 21,742	$ 19,851

Total average common stockholders' equity	$ 256,364	$ 232,711
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	--	166
Total average tangible common stockholders' equity - Non GAAP	$ 169,253	$ 145,434

Return on average common stockholders' equity - GAAP	8.48%	8.53%

Return on average tangible common stockholders' equity - Non-GAAP	12.85%	13.65%

Calculation of efficiency ratio
Total non-interest expense	$ 67,673	$ 68,151
Less:
Amortization of core deposit intangibles	--	(577)
Other real estate owned and other repossessed asset expense	(99)	(780)
Long-term debt prepayment fee	(782)	(800)
Provision for unfunded lending commitments	(93)	(375)
Non-interest expense, as adjusted	$ 66,699	$ 65,619

Net interest income	$ 95,513	$ 97,413
Noninterest income	18,905	18,117
Total revenue	114,418	115,530
Plus: Tax-equivalent adjustment on municipal securities	981	1,080
Less: gains on investment securities	(1,049)	(1,229)
Total revenue, as adjusted	$ 114,350	$ 115,381

Efficiency ratio - Non - GAAP	58.33%	56.87%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000